SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2013

MARTHA STEWART LIVING OMNIMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 West 26th Street New York, NY		10001
(Address of principal executive offices)		(Zip Code)

(212) 827-8000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Form 8-K filed December 19, 2012, Lisa Gersh will be stepping down as President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. (the “Company”). Ms. Gersh’s last day of employment with the Company will be February 7, 2013. Mr. Daniel Taitz, the Company’s Chief Administrative Officer and General Counsel, will act as interim principal executive officer until a new chief executive officer has been named.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

January 29, 2013	By:	/s/ Daniel Taitz
Chief Administrative Officer and General Counsel